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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the interim quarterly report, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, of Mayfair Mining & Minerals, Inc., on Form 10-QSB dated for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

July 30, 2007

By: /s/ Clive de Larrabeiti
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      Clive de Larrabeiti

President, Chief Executive
Officer and Chief Financial
Officer